                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(D) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 15, 2000


                              XPEDIOR INCORPORATED
               (Exact name of Registrant as specified in charter)

DELAWARE                            0-28491                  76-0556713
(State or other jurisdiction        (Commission File         (I.R.S. employer
of incorporation)                   Number)                  identification No.)



                One North Franklin, Suite 1500, Chicago, IL 60606
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 462-6301
                Registrant's Telephone number including area code
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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         On June 15, 2000, PSINet Inc., a New York corporation ("PSINet"), acquired Metamor Worldwide, Inc., a Delaware corporation ("Metamor"). In the acquisition, which was affected through the merger of a wholly-owned subsidiary of PSINet with and into Metamor (the "Merger"), shareholders of Metamor received
0.9 shares of PSINet common stock in exchange for each share of common stock of Metamor. Both before and after giving effect to the Merger, Metamor was the record and beneficial owner of 40,005,048, or 80%, of outstanding shares of common stock of Xpedior Incorporated, a Delaware corporation ("Xpedior"). As a result of the Merger, PSINet also became the beneficial owner of such shares of common stock of Xpedior.

ITEM 5. OTHER EVENTS.

         On June 15, 2000, Xpedior issued a Convertible Note to PSINet (the "Convertible Note") for $50,000,000 pursuant to a Purchase Agreement dated as of June 15, 2000 (the "Purchase Agreement") between PSINet and Xpedior. The Convertible Note shall automatically convert, in accordance with its terms and the Purchase Agreement, into 1,000,000 shares (the "Preferred Shares") of Xpedior's Series A 8 1/2% Cumulative Convertible Preferred Stock, $0.01 par value per share, on the twentieth day following the delivery by Xpedior to its common stockholders of the Information Statement relating to the approval by Metamor of the issuance of the Preferred Shares contemplated by the Purchase Agreement. A copy of the Purchase Agreement and the form of the Certificate of Designations of the Series A Preferred Stock is filed herewith.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)      EXHIBITS

                  Exhibit Number        Title
                  --------------        -----
                         4.1            Form of Certificate of the Designations,
                                        Preferences and Relative, Participating,
                                        Optional and other Special Rights and
                                        Qualifications, Limitations and
                                        Restrictions of the Series A 8 1/2%
                                        Cumulative Convertible Preferred Stock
                                        of Xpedior Incorporated.

                        10.1            Purchase Agreement dated as of June 15,
                                        2000 between PSINet Inc. and Xpedior
                                        Incorporated.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   XPEDIOR INCORPORATED



                                   /s/ Caesar J. Belbel
                                   ------------------------------------------
                                       Caesar J. Belbel
                                       Senior Vice President, General Counsel
                                          and Secretary


Date:  June 28, 2000
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                                  EXHIBIT INDEX

                   Exhibit Number       Description
                   --------------       -----------
                         4.1            Form of Certificate of the Designations,
                                        Preferences and Relative, Participating,
                                        Optional and other Special Rights and
                                        Qualifications, Limitations and
                                        Restrictions of the Series A 8 1/2%
                                        Cumulative Convertible Preferred Stock
                                        of Xpedior Incorporated.

                        10.1            Purchase Agreement dated as of June 15,
                                        2000 between PSINet Inc. and Xpedior
                                        Incorporated.




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